Exhibit 99.1

AUG 2022

About this presentation This investor presentation (“Presentation”) contains proprietary and confidential information of Social Capital Suvretta Holdings Corp. I (“SCS”) and Akili Interactive Labs, Inc. (“Akili” or the “Company”), and the entire content should be considered “Confidential Information” with respect to both SCS and the Company. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by SCS, the Company or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by SCS and the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between SCS and the Company and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will SCS, the Company, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Cowen & Company, LLC, nor any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither SCS nor the Company has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination. Viewers of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction, or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. FORWARD LOOKING STATEMENTS Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of, SCS or the Company. For example, statements concerning the following include forward-looking statements: projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination; the growth of the Company’s business and its ability to realize expected results; the Company’s plans for commercialization of EndeavorRx®; the growth and expansion of its clinical development pipeline; the viability of its growth and commercialization strategy, including related capabilities; trends and developments in the digital healthcare industry; the advantages and potential of its solution; its visibility into future financial performance; and the total addressable markets for the Company’s development candidates. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SCS and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against SCS, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SCS, or the Company to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SCS’s final prospectus dated June 29, 2021 relating to its initial public offering and other risks and uncertainties indicated from time to time in the definitive proxy statement delivered to SCS’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by SCS. 2

About this presentation FORWARD LOOKING STATEMENTS Certain statements, estimates, targets and projections in this investor presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of Akili, Inc. (the “Company”). For example, statements concerning the following include forward-looking statements: projections of the Company’s future financial results and other metrics’ the growth of the Company’s business and its ability to realize expected results; the Company’s plans for commercialization of EndeavorRx®; the growth and expansion of its clinical development pipeline; the viability of its growth and commercialization strategy, including related capabilities; trends and developments in the digital healthcare industry; the advantages and potential of its solution; its visibility into future financial performance; and the total addressable markets for the Company’s development candidates. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against he Company or others following the announcement of the business combination and any definitive agreements with respect thereto; the ability to maintain stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by the Company.

Establishing a new era of cognitive medicine through game-changing technologies Establishing a new era of congnitive medicine through game-chaning technologies

EDDIE MARTUCCI, PHD
Chief Executive Officer, Co-Founder
Former: PureTech Health

MATT FRANKLIN
President, Chief Operating Officer
Former: Exact Sciences, Foundation Medicine, Boston Scientific

SANTOSH SHANBHAG
Chief Financial Officer
Former: Vertex Pharmaceuticals

JON DAVID
Chief Product Officer
Former: Microsoft, EA, Glu

JACKIE STUDER
Chief Legal Officer & General Counsel
Former: GE Healthcare IT, Allscripts



ANIL JINA, MD
Chief Medical Officer
Former: Pfizer, Sanofi, Shire, PPD

JULIE DICARLO
SVP, Communications
Former: Cubist, PureTech Health

CARL GOTTLIEB
SVP, Engineering
Former: eatsa, LendUp, Opower

BARRIE BRIAN
SVP, People Operations
Former: TalentAction HRO

MATT OMERNICK
Chief Creative Officer, Co-Founder
Former: LucasArts, EA, Microsoft

5

Brain function is the next frontier

2013 | 2016 | 2018 | 2020 | 2020 | 2022


nature
GAME CHANGER

1st HUMAN RESULTS W/TECHNOLOGY PROTOTYPE


PRE
POST

1st HUMAN RESULTS W/COMMERCIAL CANDIDATE (SPD)



1st PATENT GRANTED FOR AKILI'S UNIQUE DTX MECHANISM


THE LANCET
Digital Health

1st PIVOTAL TRIAL RESULTS IN SPECIFIC DISEASE POPULATION (ADHD)

In a landmark decision, FDA greenlights a video game for kids with ADHD — STAT+



1st FDA CLEARANCE & CE MARK FOR FIRST PRODUCT FROM PLATFORM


EndeavorRx
The game-changing ADHD treatment
TALK TO A DOCTOR NOW

PURPOSE-BUILT DTX DISTRIBUTION AND COMMERCIAL INFRASTRUCTURE

R&D

- TECHNOLOGY STUDIED AS **SCREEN IN EARLY ALZHEIMER'S**
- TECHNOLOGY STUDIED AS A **MONITOR IN MULTIPLE SCLEROSIS**

Akili and Pfizer successfully gamify Alzheimer's — FIERCE Biotech

Akili's game-based EVO Monitor shows promise for cognitive screening in MS: study — FirstWord HEALTHTECH

PORTFOLIO EXPANSION

- **DEPRESSION RCT RESULTS** PUBLISHED IN AJP
- 1ST TRIAL IN US TARGETING **COVID BRAIN FOG** COMMENCED
- **MULTIPLE SCLEROSIS RCT RESULTS** PUBLISHED IN NEUROLOGY AND THERAPY

Akili study grabs attention with digital therapeutic for adults with MDD and new hire — BioWorld

Doctors are testing a prescription video game for COVID-19 'brain fog — THE VERGE

AKILI

7

eavor A First of its kind digital treatment delivered through a video game interface; currently being prescribed by physicians for pediatric patients with ADHD FDA indication: EndeovorRx® is a digital therapeutic indicated to improve attention function as measured by computer-based testing in children ages 8-12 years old with primarily inattentive or combined-type ADHD, who hove a demonstrated attention issue. Patients who engage with EndeovorRx® demonstrate improvements in a digitally assessed measure, Test of Variables of Attention (TOVA®), of sustained and selective attention and may not display benefits in typical behavioral symptoms, such as hyperactivity. EndeovorRx® should be considered for use as port of a therapeutic program that may include clinician-directed therapy, medication, and/or educational programs, which further address symptoms of the disorder. EndeovorRx® must be prescribed by a healthcore professional. It is not intended as a stand-alone therapeutic, nor is it a substitute for a child’s medication.

Current Akili pipeline: initial populations demonstrating potential breadth of technology



RESEARCH
POC
PIVOTAL
COMMERCIAL
PLATFORM/ENGINES
SSME
Pediatric ADHD 8-12 y/o (US)
FDA
EndeavorRx
Pediatric ADHD (EU)
CE
Pediatric ADHD 6-17 y/o (Japan)
SHIONOGI
Pediatric ADHD 13-17 y/o (US)
Adult ADHD 18+ y/o (US)
TALI
Early childhood ADHD 3-8 y/o (US)
SSME
Attention in autism spectrum disorder (ASD) (US)
Cognitive dysfunction in multiple sclerosis (MS) (US)
Cognitive dysfunction in depression (MDD) (US)
Acute cognitive dysfunction (COVID, Post-ICU, CRCI) (US)
VANDERBILT
Weill Cornell Medicine
Cognitive monitoring: *screening and assessments*

Phase completed POC = Proof of Concept

9

Recognition of **cognitive function** issues is at an all time high

ADHD



up to 86%

of children have attention deficits[1]

64%

experience adverse effects from medication[2]

MULTIPLE SCLEROSIS

up to 60%

of adults have cognitive impairments that may result in a decrease in independence and quality of life[3]



DEPRESSION

up to 94%

of adults experience cognitive symptoms during depressive episodes[4]



DEMENTIA

number of people with dementia set to jump 40% to

78M

by 2030[5]



AKILI

1. Willcutt et al, Neurotherapeutics 9;490 (2012)
2. MTA Cooperative Group, Arch Gen Psychiatry 56;1073 (1999). Adverse event rate in drug treated arms of the mulitmodal treatment study of children with ADHD
3. Lovera ete al, Curr Neurol Neurosci Rep. 12;618 (2012)
4. Conradi et al. Psychol Med. 2011;41(6):1165–74
5. Dementia, Key Facts, WHO (Sep. 2, 2021).https://www.who.int/news-room/fact-sheets/detail/dementia

US populations only

10

Cognitive impairmen~ts exist across many medical conditions I B POLAR DISORDER TRAUMATC 8 R A N VASCULAR DISEASE ~PUS MCI J u R y SCHIZOPHRENIA c E 0 SENSO y PROCESSING DISORD R DYSLEX A HUNTINGTON’S DISEASE C R COY Y COVID BRAI OG 11

Current treatments and approaches are inadequate A new category of medicine Pharmaceuticals Physiologically-active DTx Behavioral therapy • Largely treats • MOA-based efficacy • Can lead to mixed results symptoms • Positive safety profile • Can have accessibility (vs. function) and cost issues • FDA clearance, Rx • Potential significant side effects DTx =Digital Therapeutics 12 MOA = Mechanism Of Action

Science & Product Devlopment 13

Akili has set the standard for clinical validation in digital medicine nature
The American Journal of Psychiatry
THE LANCET Digital Health
nature Digital Medicine

16
Peer-reviewed publications

SSME™

SSME™
Selective Stimulus Management Engine

20
Clinical studies completed[1]

9
Disease populations[1]

Cognitive dysfunction in...

- ATTENTION DEFICIT HYPERACTIVITY DISORDER (ADHD)
- ALZHEIMER'S DISEASE (AD)
- AUTISM SPECTRUM DISORDER (ASD)
- DEPRESSION (MDD)
- MILD COGNITIVE IMPAIRMENT (MCI)
- MULTIPLE SCLEROSIS (MS)
- SENSORY PROCESSING DISORDER (SPD)
- SYSTEMIC LUPUS ERYTHEMATOSUS (SLE)
- TRAUMATIC BRAIN INJURY (TBI)

2,600+
Patients

AKILI

[1]includes research, proof of concept, and pivotal clinical studies

14

SSME™ is designed to target frontoparietal attention control networks

Attention Control:

Capacity to apply necessary attention at appropriate time and place, while monitoring environment for new sources of information, to enable optimal processing of task-relevant information.

A set of neural processes that allow us to interact with our complex environment in a goal-directed manner.


ATTENTION FUNCTIONS
ATTENTION CONTROL
EXECUTIVE FUNCTIONS

FOCUS	(Selective and sustained attention)
INTERFERENCE PROCESSING	(Inhibition and conflict resolution)
MULTITASKING	(Divided attention)

1. Anguera et al. Nature 2013;501,97-101
2. Bavelier et al, Neuron 2019;104(1)147-163
3. McDowd et al, JNPT 2007;31(3)98-103
4. Diamond et al, Ann Rev Psych 2013;64(1)135-168
5. Botvinick et al, Psychol Rev 2001;108(3)624

15

EndeavorRx® game mechanics overview SSME™ NAVIG A TION FOCUS Steer over gates and/or avoid obstacles INTERFERENCE PROCESSING T A R G E T I N G Tap for targets and ignore non-targets MULTITASKING M U LT I T A S K I N G Simultaneous navigation and targeting 16

Effects of SSME™on neural signatures of prefrontal attention control —--co Pre-SSME™ Post-SSM E™ Control Healthy older adults: enhanced midline frontal theta (MFT) power and fronta l-posterior theta coherence on EEGl Healthy older adults Healthy younger adults Children with sensory processing dysfunction and inattention: improvements in MFT power on EEG2 Children w/SP D + lA Typically developing child lale 7~ma I I 1 2 I I I I 1.0—pre—po5t Children with ADHD and attention symptoms: MFT changes between pre- and post-treatment on EEG3 iil 0..6 I I :E. t:: I I OA ~ 02 I I I I I I I ~—’ 0.0 1. Anguera et al. Nature 2013;501,97-101 I I I I I I I 2. Adapted from: Anguera et al. PJoS one, 2017;12(4), e0172616 -o.2 17 3. Gallen et al PLoS One 2021;16(12}: e0261981 0 ‘20 240 360 480 800 720 840 Sin Sl31’1 (M$)

Core technology advantage: closed-loop system SSME™ 18

Core technology advantage: population-tailored expansion/diï erentiation Core cognitive engine remains intact, while creating completely unique games tailored for each audience and personalized for each individual All games include the key SSME™ components yet are completely unique games designed for the audience Continuous, Visual discrimination SSME™ unpredictable motor task stimulus task Examples of Akili prototypes in development 19

Endeavor ADHD clinical studies —--co~ clinical trials children conducted with with ADHD Sensory Processing Autism Spectrum ADHD ADHD ADHD Disorder + ADHD Disorder + ADHD AKL-T01 (no meds) AKL-TOl (on meds) AKL-T01 AKL-T01 AKL-T026 Digital Control AKL-TOl (no meds) Healthy Control Healthy Control Digital Control! 12 weeks 4 weeks 4 weeks 4 weeks 4 weeks (4 on, 4 off, 4 on) 348 (348) 206 (206) 80 (40) 57 (20) 19 (19) 8-12 yrs 8-14 yrs 8-12 yrs 9-12 yrs 9-15 yrs 1 Kollins et al, Lancet Digital Health, 2020 2(4) 4 Anguera et al, PLoS One. 2017;12(4):1-19 2 Kollins et al, Nature Digital Medicine (2021)4:58 s Yerys et al, J Autism Dev Disord. 2019;49(4):1727-1737 20 3 Davis et al, PLoS One, 2018, 13(1): e0189749 6AKL-T02, while retaining the same user interface and SStv1E therapeutic engine as AKL-TOl, has adapted gameplaydifficulty intended to increase user engagement in an autism spectrum disorder population.

ADHD clinical studies —--co~ THE LAI\CET STARS STUDY ADJUNCT STUDY na11 Digital Health PRIMARY ENDPOINT PRIMARY ENDPOINT Digital Medicine p::0.006 First Treatment Second Treatment 40 Period Period—r:: f- -1 f--—--1 cu 1.0 E • SSME only (n=76) ~ • SSME (both cohorts) ew • SSME+stimulants (n=130) 0. Cl) 35 ·r::—0.75 _e, m cu—+ B c r:: ~ g 0 0.50 .t::. Cl) :l: 30 — u ~— w 6 ~ J: 0.25 c c ~ 25 0 cu Treatment Pause ~ 0 _..__ BL 28 56 84 AKL-T01 Control N=169 =160 Days Significant improvement in ADHD symptom and impairment objective attention compared improvement sustained after 1st to matched controll treatment, increased after 2nd treatment, and similar with or without medications2 No Serious Adverse Events’s (AE’s) in any study. All AE’s mild in nature. SAFETY & 0 8 1 1 T L ERA L T Y Total AE’s across studies3: 9.3%: decreased frustration tolerance: (6.1%), headache: (1.3%), irritability, dizziness, nausea: (all <1%) l . Kollins et al, Lancet Dig Hlth 2020; 2(4): PEl68-El78 2. Koll ns et al, NPJ Dig Med, 2021;4:58 21 3. EndeavorRx IFU

EndeavorRx™ treatment of - responder rates across studies[1,2]

MEASUREMENT	RESPONSE RATE DESCRIPTION	1ST MONTH TREATMENT (STARS)	1ST MONTH TREATMENT (STARS ADJUNCT)	2ND MONTH TREATMENT (STARS ADJUNCT)
Objective Attention (TOVA)	% children moving into normative range in at least one objective measure of attention	36%	-	-
ADHD Impairment (IRS)	% Children with ≥1-point improvement	48%	50%	68%
ADHD Symptoms (ADHD-RS Total)	% Children with ≥30% improvement	24%	27%	45%
Parent Perspective Improved Attention	"Do you think playing the app improved your child's ability to pay attention?" %YES	56%	-	60%
Child Perspective Improved Attention	"Do you think playing the app improved your ability to pay attention?" %YES	73%	-	75%

[1] Kollins et al, Lancet Digital Health, 2020 2(4), e168-e178
[2] Kollins et al, Nature Digital Medicine (2021)4:58

AKILI

22

ADHT Market EndeavoRx Commerical Launch 23

Pediatric ADHDl % of children with ADHD spend per ADHD child vs. have attention deficits neurotypical child % patients tried/trying/plan to try not currently on or well-non-pharmacological treatments controlled by medication Willcutt (2012) Neurotheropeutics, 9(3): 490-499; additudemag.com/ 24 cost-of-raising-adhd-child-study/; 2017 Clarion primary market research

EndeavorRx® has a large and attractive initial target population in addressing attention issues ADHD MARKET3—US ONLY (patients in millions) 11M Current prescription ADHD treatments in the US address large patient populations 4.7M 8M ADULT $ 1 ~ 10Bn 3.3M A D U LT ADHD MARKET 2.8M AG E S 1 3—1 7 1.9M A G E S 1 3—1 7 2 I N I T I A L I N D I C A T I O N >70M 2.1M 1.8M A G E S 8—1 2 FDA C L E A R E D A G E S 8—1 2 Prescriptions per year 1.2M 1.1M A G E S 3—8 A G E S 3—8 Total market Initial target population in inattention 1. DelveInsight, ADHD Market Insights, Epidemiology and Market Forecast-2027 (Dec. 2018) 260 25 2. 2020 IMS Data 3. please see slide #36 for sources

® eavor A First of its kind digital treatment delivered through a video game interface; currently being prescribed by physicians for pediatric patients with ADHD FDA indication: EndeovorRx® is a digital therapeutic indicated to improve attention function as measured by computer-based testing in children ages 8-12 years old with primarily inattentive or combined-type ADHD, who hove a demonstrated attention issue. Patients who engage with EndeovorRx® demonstrate improvements in a digitally assessed measure, Test of Variables of Attention (TOVA®), of sustained and selective attention and may not display benefits in typical behavioral symptoms, such as hyperactivity. EndeovorRx® should be considered for use as port of a therapeutic program that may include clinician-directed therapy, medication, and/or educational programs, which further address symptoms of the disorder. EndeovorRx® must be prescribed by a healthcore professional. It is not intended as a stand-alone therapeutic, nor is it a substitute for a child’s medication.

Endeavor “””——‘1N SIGHT A • Companion App for Caregivers Tracking Progress Today Provides caregivers with a daily snapshot of their child’s in-game progress. Jul 22 Compliance All Room to missions Caregivers can follow along with their child’s effort and level completion. improve played! Support Caregivers can connect with Akili Assist® experts if they need help. This Week Jul 19 • Jul 25 Mon Tue Wed Too Fri Sot Sun 27

EndeavorRx® distribution model is live —--co~ HCP PRESCRIBES ENDEAVORRX Through PhiiRx to complete IN-PERSON fulfillment VISIT WITH HCP OR TELE-HEALTH VISIT WITH HCP to discuss EndeavorRx as treatment option AKILI ASSIST is committed to supporting caregivers along the journey through our Nurse Navigators PHIL DISPENSES and other helpful resources to address questions about Benefits investigation, payment, EndeavorRx treatment. and activation ACTIVE TREATMENT HCP FOLLOWS UP Child engages with EndeavorRx; to understand child’s progress in caregivers can monitor in-game progress improving attention, in combination ® through EndeavorRx Insight app with other therapies Endeavor 28 HCP: Healthcare Professional

Commercialization model —--co~ Customer-driven model Prescription-therapeutic, hybrid self-pay reimbursement model. Catalyzed by activated consumers (parents unsatisfied with current treatment options) and efficient HCP education and e-prescribing Frictionless Delivery Option for patient doctor or streamlined telemedicine consult; Mobile-first Rx adjudication and rapid prescription activation, with seamless re-fill process Data-rich Care Program Rich data allows personalized support through Akin Assist customer service, targeted communications, and companion applications (e.g., EndeavorRx Insight) for caregivers to track & monitor treatment progress ® Endeavor 29

EndeavorRx®—key drivers of the model P H A S E PRE-LA UNCH PRE-LA UNCH P R E—L A U N C H PRE-LA UNCH G R O W T H M E T R I C F Y 2 0 2 1 Q 1 ’ 2 2 Q 2 ’ 2 2 V S . Q 2 ’ 2 1 Total Rx Written 1,713 668 772 140% D E M A N D New Rx 1,422 503 602 102% Refill Rx 291 165 170 608% Total Prescribers 877 437 480 109% ENG A GEMENT New Prescribers 833 239 274 36% Conversion (Written To Dispensed)* 44% 39% 52% — % of TRx Self Paid 86% 89% 93% — % of TRx Reimbursed 10% 4% 3% — REIMB UR SEMENT ASP (excl. Patient Assistance Program) $308 $297 $109 (66%) Total Covered Lives 2.8M 2.6M 2.6M — * conversion metric updated two reflect written to disposed versus prior reported enrolled to dispensed 30

Financial Overview

Expected ADHD label expansion INITIAL TARGET POPULATION SIZE2 (patients in millions) ADHD MARKET—US ONLY T O T A L 8 . 1 1 . 1 POC start: H1 ’23 4 3—7 Y E A R—O L D $ 3 . 3 Pivotal data: H2 ’23 E 3 A D U LT U N E V E R 1 . 9 Pivotal data: H2 ’23 2 1 3—1 7 Y E A R—O L D FDA 1 . 8 CLEARED 1 8 – 1 2 Y E A R—O L D Launch: H2 ‘22 T I M E 1 1. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors 2. please see slide #36 for sources 32

$500M+ Revenue potential in the US in 5-7 yrs in ADHD alone



$500M+ per yr. US ADHD revenues
(estimated in 5-7 yrs)
$300M
$200M
1.5 Rx refills per patient after 1st Rx
~15% gross-to-net discount (based on current distribution structure)
WAC / Rx
$450
Cash Price / Rx
$295
50% patients via insurance reimbursement ~325,000
50% patients via self-pay ~325,000
~650K Patients Treated
8% base market penetration for model
(as a reference, non-stimulants ~10%¹, behavioral therapy ~47%²)
8.1M Target Population¹
excludes hyperactive only patients
~11M US ADHD Market¹

Upside potential:

- Additional payor coverage over-time reduces % of self-pay
- Reduced gross-to-net discounting
- Ability to adapt treatment through the patient's life extending revenue tail
- No patent cliffs typically associated with drugs

Additional revenue opportunities:

- Supplemental revenue model potential for services or treatment maintenance (e.g., care-team connected companion apps like EndeavorRx Insight®)
- Potential for physician reimbursement through remote patient monitoring

Represents market penetration of other products
1. please see slide #36 for sources
2. CDC.gov

33

Current Akili pipeline: initial populations demonstrating potential breadth of technology

PLATFORM/ENGINES		NEXT MILESTONE	ESTIMATED[1] TIMEFRAME
SSME	Pediatric ADHD 8-12 y/o (US)	Launch	H2 '22
SSME	Pediatric ADHD (EU)	Launch	--
SSME	Pediatric ADHD 6-17 y/o (Japan) SHIONOGI	Pivotal trial data	H2 '23
SSME	Pediatric ADHD 13-17 y/o (US)	Pivotal trial data	H2 '23
SSME	Adult ADHD 18+ y/o (US)	Pivotal trial data	H2 '23
TALI	Early childhood ADHD 3-8 y/o (US)	Initiate pilot study	H1 '23
SSME	Attention in autism spectrum disorder (ASD) (US)	Pre-pivotal trial meeting (FDA Q-sub)	H2 '22
SSME	Cognitive dysfunction in multiple sclerosis (MS) (US)	Pre-pivotal trial meeting (FDA Q-sub)	H1 '23
SSME	Cognitive dysfunction in depression (MDD) (US)	Pre-pivotal trial meeting (FDA Q-sub)	H2 '23
SSME	Acute cognitive dysfunction (COVID, Post-ICU, CRCI) (US)	COVID fog pilot study data	H2 '22
SSME	Cognitive monitoring: *screening and assessments*	Initiate pivotal study	H2 '23 +

1. Timeframes are estimates and are subject to change - see Disclaimer and Risk Factors

AKILI

34

Thank you Contact: Santosh Shabhag sshabhag@akilinteractive.com

Sources supporting slides

Disease Area	Source of Total Population	Source for calculations supporting Initial Target Population
ADHD 4-7	CDC Survey Estimates, 2014	National Survey on Children's Health (CDC); 2003-2011
ADHD 8-12	Danielson (2018) J Clin Child Adoles Psychol., 47(2): 199-212	Willcutt (2012) Neurotherapeutics, 9(3): 490-499
ADHD 13- 17	Danielson (2018) J Clin Child Adoles Psychol., 47(2): 199-212	Willcutt (2012) Neurotherapeutics, 9(3): 490-499
ADHD Adult	Raman (2018) Lancet Psychiatry, 5(10): 824-835.; Fayyad (2007) Br J Psychiatry. 190: 402-409	Salvi et al. Riv Psichiatr. Mar-Apr 2019;54(2)
ADHD EU	Clarion EU & Japan Population Estimates	Willcutt (2012) Neurotherapeutics, 9(3): 490-499
ADHD JP	Clarion EU & Japan Population Estimates	Shionogi partner estimates
Autism	https://www.cdc.gov/ncbddd/autism/data.html	Baio, J.et al MMWR Surveillance Summary (2018) Rommelse et al. 2010. Eur Child Adolesc Psychiatry:
Depression (MDD)	https://www.nimh.nih.gov/health/statistics/major-depression	2016 NSDUH survey Conradi HJ, Ormel J, de Jonge P. Presence of individual (residual) symptoms during depressive episodes and periods of remission: a 3-year prospective study. Psychol Med 2011;41(6):1165-74
Multiple Sclerosis	Landmark Study Estimates Nearly 1 Million in the U.S. Have Multiple Sclerosis, National MS Society (Feb. 15, 2019) https://www.nationalmssociety.org/About-the-Society/News/Landmark-Study-Estimates-Nearly%c2%a01-Million-in-the-U	Benedict et al. BMC Neurol. 2012;12:55
Acute Cognitive Dysfunction	See combined sources for COVID fog, cancer-related cognitive impairment, TBI, and ICU-related cognitive dysfunction	
COVID Fog	https://www.publichealth.columbia.edu/public-health-now/news/one-three-americans-already-had-covid-19-end-2020 Garriges et al., 2020, Journal of Infection, Helm et al., 2020, The New England Journal of Medicine; Jaywant et al., 2021, Neuropsychopharmacology, Kaseda et al., 2020, The Clinical Neuropsychologist; Rogers et al., 2020, Lancet Psychiatry	Taquet et al 2021 PLOS Medicine
Cancer-Related Cognitive Impairment	https://www.cdc.gov/cancer/preventinfections/providers.htm https://www.cancer.gov/about-cancer/understanding-chemobrain	Joelsins et al. 2018 Journal of Clinical Oncology
Traumatic Brain Injury	Fiden et al Centers for Disease Control and Prevention. (2015). Report to Congress on Traumatic Brain Injury in the United States: Epidemiology and Rehabilitation. National Center for Injury Prevention and Control; Division of Unintentional https://www.cdc.gov/traumaticbraininjury/pdf/tbi_report_to_congress_epi_and_rehab-a.pdf	Rabinowitz & Levin 2014 Cognitive Sequelae of Traumatic Brain Injury
ICU-Related Cognitive Dysfunction	https://www.sccm.org/Communications/Critical-Care-Statistics	https://www.sccm.org/Communications/Critical-Care-Statistics Cavallazzi et al 2012. Annals of Intensive Care

36

APENDIX Clinical Date

Autism spectrum disorder (ASD)

PATIENTS US[2]

1.3M TOTAL

410K TARGET

Children with ASD are at high risk for impairments in attention function[1]

The presence of ADHD symptoms in children with autism spectrum disorder is associated with worse cognitive (attention) control[1]

Attention impairments contribute to poor functional outcomes, such as reduced adaptive behavior[1]

Pilot study (n=18), demonstrated high acceptability and engagement with SSME and an improvement in attention and ADHD outcome measures compared to a control condition after 4 weeks of treatment[1]



TOVA API (effect size)
0.8
0.6
0.4
0.2
0
-0.2
-0.4
0.72
-0.35
ADHD-RS Total (effect size)
2.5
2
1.5
1
0.5
0
2.03
0.83
SSME (n=11)
Control (n=7)

Adapted from: Yerys et al, JADD (2019) 49,1727-1737

Journal of Autism And Developmental Disorders

1. Yerys et al, JADD (2019) 49,1727-1737

STATUS PRE-PIVOTAL TRIAL MEETING (FDA Q-SUB): ESTIMATED H2 2022

Timeframes are estimates and are subject to change - see Disclaimer and Risk Factors

2. please see slide #36 for sources

38

Multiple sclerosis (MS)

PATIENTS US 4

900K TOTAL

180K TARGET

Incidence of cognitive dysfunction in MS ranges from 20-60%[1]

It is predictive of loss of employment, loss of quality of life, and affects all aspects of daily life[1]

Pilot study (n=21), significant improvement in processing speed (SDMT) in patients with cognitive dysfunction in MS[2]

POC RCT (n=40), clinically significant improvement in SDMT (>4) after 6 weeks treatment (vs. baseline) with SSME™ in patients with cognitive dysfunction in MS. 70% of patients randomized to SSME™ maintained this clinically meaningful 4+ point increase in SDMT after a further 8 weeks observation period (compared with 37% for control, p = 0.038)[3]



SSME (n=20)
Control (n=20)
SDMT (change from baseline)
7
6
5
4
3
2
1
0
6.1
3.6
5.2
3.0
clinically meaningful change
6 weeks Rx
14 weeks f/u

SSME™ not statistically significant vs. control

Adapted from: Bove et al MS Jour 2020; 27(5):778-789

Neurology and Therapy

MULTIPLE SCLEROSIS JOURNAL

AKILI

1. Benedict et al. BMC Neurol. 2012;12:55
2. Bove et al Neurol Ther 2019;8(1):135-145
3. Bove et al MS Jour 2020; 27(5):778-789

STATUS PRE-PIVOTAL TRIAL MEETING (FDA Q-SUB): ESTIMATED H1 2023

Timeframes are estimates and are subject to change - see Disclaimer and Risk Factors

4. please see slide #36 for sources

39

Major depressive disorder (MDD) PA T I E N T S U S 4 19M 2.1M TOT A L TA R G E T Cognitive symptoms are present during up to 94% of 5 SSME (n=37) depressive episodes and up to 44% of periods of 4 Control (n=37) remission1 3 2 Serious impact on patients’ quality of life and activities of ention 1 daily living1 tt H1) 0 A -1 (TOVA -2 Inter-episode cognitive function is related to the number of -3 previous depressive episodes2 Sustained -4 -5 POC RCT (n=74), significant improvement in measures of -6 attention aï¬…er 6 weeks treatment with SSME compared to -7 Adapted from: Keefe et al AJP (2022) control3 1. Conradi et al. Psychol Med. 2011;41(6):1165–74 2. Kessing et al Psychol Med. 1998;28(5):1027–38 3. Keefe et al AJP (2022) ST A T U S PRE-PIV O T A L T R I A L M E E T I N G ( F D A Q—S U B ) : E S T I M A T E D H 2 2 0 2 3 4. please see slide #36 for sources 40 Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors

Acute cognitive dysfunction

Cognitive impairments can occur after acute insults to the brain due to trauma, infection, hypoxia, inflammation, medication, toxins, critical illness, cancer etc.

SSME™ has the potential to assist in the short- and long-term cognitive rehabilitation of these patients

Pilot study (n=84) completed in chronic TBI (veterans 60-85 yrs with history of multiple mild TBIs or ≥1 moderate TBI and subjective cognitive complaints) showed significant improvement in measures of attention (reaction time) and working memory compared to controls[1]

2 separate collaborative studies (n = 100 each) with Weill Cornell Medicine, NewYork-Presbyterian Hospital and Vanderbilt University Medical Center underway in cognitive dysfunction following Covid infection (Covid Fog). Both investigate the effects of SSME (AKL-T01) over 4 or 6 weeks treatment compared to a TAU control group.

PATIENTS US [2]

81M	700K TBI	1.3M COVID	1M CHEMO	300K ICU
TOTAL	TARGET			


TOVA (attention composite score)
0.4
0.3
0.2
0.1
0
-0.1
-0.2
SSME (n=28)
Control (n=28)
No Game (n=28)
0.22
-0.16
0.07
0.39
-0.03
0.03
4 weeks Rx
12 weeks f/u

1. Kaup et al. AAIC 2019, A&D 15(7S);5;253-254

STATUS COVID FOG PILOT STUDY DATA: ESTIMATED H2 2022

Timeframes are estimates and are subject to change - see Disclaimer and Risk Factors

2. please see slide #36 for sources

41

Cognitive monitoring



Welcome Player!
Pfizer
r=0.52, P<.001
SDMT score
SSME Multitasking Threshold
SSME Reaction Time Interference Cost Delta (s) +/- SE
Amyloid -
Amyloid +
Day 0

Cognition is often only assessed when there is a specific, subjective complaint from patients, family members, or caregivers[1]

There is no consistent clinical protocol for how to use cognitive assessment tools[1]

Most cognitive assessments have not changed in decades and many are still performed on pen and paper[1]

Pilot study in MS (n=100) showed positive correlation between recognized cognitive function measure (SDMT) and SSME in assessing cognition[2]

Pilot study in older adults (n=54) showed ability of SSME™ to detect cognitive differences between amyloid +/- patients[3]

1. Smith et al Psych Times July 2021
2. Hsu et al. JMIR 2021;23(1)
3. Leurent et al, CTAD 2016, JPAD 3;S1;280-281

STATUS ONGOING STUDIES- ADHD, AGING; PLANNED: INITIATE PIVOTAL STUDY ESTIMATED H2 2023+

Timeframes are estimates and are subject to change - see Disclaimer and Risk Factors

42

R&D technologies: beyond SSME Priority areas of study: Alzheimers, MCI (mild cognitive impairment) SNAV™ Spatial Navigation Engine S P A T I A L N AV I G A T I O N , E P I S O D I C M E M O R Y BBT ™ Body Brain Trainer AT T E N T I O N , G O A L M A N A G E M E N T , W O R K I N G M E M O R Y 43